AGREEMENT

This Agreement (the "Agreement") is made and entered into as of May 25, 2018 by and among Processa Pharmaceuticals, Inc., a Delaware corporation ("Processa"), and PoC Capital, LLC, a California limited liability company ("PoC").

In consideration of the mutual covenants and agreements contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Processa and PoC agree as follows:

1. Funding of Clinical Trial Expenses. PoC agrees to fund $1,800,000 of clinical trial expenses for Processa.

2. Initial Clinical Trial. The initial clinical trial will be for Drug 499 and will be a Phase 2a study to evaluate the safety, tolerability, efficacy and pharmacodynamics of PCS499 (Drug 499) in patients with Necrosis Lipoidica.

3. Selection of CRO. Processa will consider retaining Integrium Clinical Research, LLC ("Integrium") to conduct the clinical trial. If Integrium is retained, Processa may terminate Integrium at any time and for any reason and may replace Integrium with another party for conducting clinical trials. The selection of such other party shall be at Processa's sole discretion.

4. Determination of CRO Budget. The negotiation of any agreement and the resulting clinical trial budget with Integrium or any similar party shall be at Processa's sole discretion and sole expense.

5. Ownership of Trial Results. The trial results and any related research, findings, inventions, improvements, new uses, enhancements, discoveries and other work product resulting from any clinical trial funded under this Agreement shall be the sole property of, and belong exclusively to, Processa. Processa will have the sole right to prepare, file and prosecute all patent applications and patents on Drug 499 and any other drugs or inventions subject to the clinical trials funded under this Agreement. PoC shall cooperate and assist Processa by executing, and causing its personnel to execute, all documents reasonably necessary for Processa to secure and maintain Processa's ownership rights in Drug 499 and any other drug or invention subject to clinical trials funded under this Agreement.

6. Subsequent Clinical Trials. If the clinical trial described in Section 2 shall be completed or terminated prior to $1,800,000 in expenses being incurred, Processa may select another clinical trial to pursue and PoC will fund such new clinical trial until PoC has spent an aggregate of $1,800,000 on such clinical trials. All such clinical trials shall be conducted by no later than June 1, 2023 in order to be funded by PoC. PoC shall not be responsible for clinical trial expenses in excess of $1,800,000.

7. Direct Payment to CRO. PoC shall fund the fees and costs of the clinical research organization or other entity (the "CRO") conducting the above clinical trials as well as any associated expenses that are customarily included in the costs of a clinical trial. PoC shall pay such fees and costs directly to the CRO on or prior to the due date of any CRO invoice.

8. CRO Reliance on PoC. Any CRO conducting the clinical trials described herein may receive a copy of this Agreement and may rely on PoC for payment of the amounts described herein. PoC agrees to execute any reasonable agreement with such CRO to indicate PoC's responsibility for such amounts.

9. CRO Invoices. The CRO shall provide a summary invoice to PoC directly after Processa approves a detailed invoice.

10. Shares and Warrants. In exchange for PoC's commitment to fund $1,800,000 of Processa's clinical trial expenses, on the date of this Agreement, Processa will issue to PoC 792,952 shares of Processa's common stock (the "Shares") ($1,800,000 ÷ $2.27) and warrants to purchase 792,952 shares of Processa's common stock (the "Warrants"). The terms of the Warrants are those provided in the form of warrant attached as Exhibit A.

11. Legends. PoC acknowledges that any certificates or other evidence that may be issued representing the Shares shall bear any legend required by the securities laws of any state and be stamped or otherwise imprinted with a legend substantially in the following form:

> The securities represented hereby have not been registered under the Securities Act of 1933, as amended, or any state securities laws and neither the securities nor any interest therein may be offered, sold, transferred, pledged or otherwise disposed of except pursuant to an effective registration under such act or an exemption from registration, which, in the opinion of counsel reasonably satisfactory to this corporation, is available.

12. Registration Statement. Processa will file a registration statement on Form S-1 or other appropriate form in the sole discretion of Processa (the "Registration Statement") to register the Shares issued pursuant to this Agreement (excluding for this purpose any shares of common stock issued or issuable pursuant to the anti-dilution protection set forth in Section 14) and the shares of common stock issuable upon the exercise of the Warrants (collectively, the "Registrable Securities") under the Securities Act of 1933, as amended, within 75 days after the date of this Agreement (the "Registration Filing Date") and will use commercially reasonable efforts to ensure that registration of the Registrable Securities becomes effective as soon as practical after the Registration Filing Date and thereafter to keep the Registration Statement effective until the due date for Processa's next Form 10-K. PoC consents to the disclosure of its name and details of its Shares in the Registration Statement.

13. Registration Statement Costs. Processa shall pay all fees and expenses related to the Registration Statement, including without limitation (a) all registration and filing fees and expenses, including without limitation those related to filings with the SEC, in connection with applicable state securities or "Blue Sky" laws, and to the OTC Bulletin Board (the "OTCBB"), (b) printing expenses (it being understood that Processa, at its option, may provide PoC with electronic copies of any prospectus or supplement), (c) fees and disbursements of counsel for Processa and (d) fees and expenses of all other persons retained by Processa in connection with the Registration Statement. Notwithstanding the foregoing, PoC shall pay any and all costs, fees, discounts or

commissions attributable to the sale of its Shares and all fees and expenses of its counsel and other advisors.

14. Anti-Dilution. The Shares, but not the Warrants (nor the shares issued upon conversion of the Warrants), will have full ratchet anti-dilution protection as follows:

(a) Except as provided in subsection (b) below, until Processa has issued equity securities or securities convertible into equity securities for a total of an additional $20.0 million in cash or assets, including the conversion of any outstanding indebtedness into equity securities or the proceeds from the exercise of the Warrants issued in its January PIPE offering or under this Agreement, in the event Processa issues additional equity securities or securities convertible into equity securities at a purchase price less than $2.27 per share of common stock, the number of Shares shall be adjusted and additional Shares issued as if the number of shares was based on such lower amount (or, if such additional securities are issued without consideration, to a price equal to $0.01 per share). To illustrate, if PoC received 1,000 shares under this Agreement and Processa later issued shares for $2.00 per share, PoC would receive an extra 135 Shares ($2,270 divided by $2 minus 1,000).

(b) The following issuances shall not trigger anti-dilution adjustment: (i) units sold in Processa's January 2018 PIPE offering consisting of 1 share of common stock and 1 warrant for a share of common stock; (ii) securities issued upon the conversion of any outstanding debenture, warrant, option or other convertible security; (iii) common stock issuable upon a stock split, stock dividend, or any subdivision of shares of common stock, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities (other than in connection with stock splits or combinations) or to extend the term of such securities; (iv) shares of common stock (or options to purchase such shares of common stock) issued or issuable to employees or directors of, or consultants to, Processa pursuant to any plan approved by Processa's Board of Directors and (v) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of Processa, provided that any such issuance shall only be to a person (or to the equity holders of a person) which is, itself or through its subsidiaries, believed by Processa to be an operating company or an owner of an asset in a business synergistic with the business of Processa.

15. Security Pledge. PoC pledges 50% of the Shares and Warrants issued pursuant to Section 10 to Processa to secure PoC's obligations under this Agreement. The terms of PoC's pledge, including when collateral may be released from the pledge, are those provided in the form of pledge agreement attached as Exhibit B. To the extent any PoC default under this Agreement exceeds the value of the collateral subject to the Pledge Agreement, PoC remains obligated to fund any amount owed in excess of the value of the collateral. Processa may pursue collection of PoC's obligations under this Agreement prior to using the pledged collateral to satisfy PoC's obligations.

16. No Material, Non-Public Information. The parties agree that Processa will not provide PoC with any non-public, material information other than the amount of a clinical trial budget and the knowledge the particular clinical trial may occur in the future that are related to this Agreement. Processa specifically agrees not to provide PoC with any insights into how a

clinical trial is progressing. Processa will disclose in a public announcement each clinical trial that is subject to this Agreement.

17. PoC's Representations and Warranties. PoC represents and warrants to Processa the following:

(a) Organization, Good Standing and Qualification. PoC is a limited liability company duly organized, validly existing and in good standing under the laws of the State of California and has full power and authority to conduct its business as currently conducted. PoC is duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions in which the character of the property owned or leased or the nature of the business transacted by it makes qualification necessary, except where any failure to be so qualified would not, individually or in the aggregate, have a Material Adverse Effect on (i) the business, properties, financial condition or results of its operations or (ii) the transactions contemplated hereby or on its ability to perform its obligations under this Agreement (a "Material Adverse Effect").

(b) Authorization; Enforceability. This Agreement has been duly and validly authorized, executed and delivered on behalf of Poc and shall constitute the legal, valid and binding obligations of PoC enforceable against PoC in accordance its terms except as limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (iii) laws, or public policy underlying such laws, relating to indemnification and contribution.

(c) No Conflict; Governmental and Other Consents. The execution, delivery and performance by PoC of this Agreement and the consummation by PoC of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of PoC or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which PoC is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to PoC, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of PoC to perform its obligations hereunder.

(d) Access to Information.

(i) PoC acknowledges having access to and reviewed or had the opportunity to access and review all of the information regarding Processa that is publicly available on the EDGAR database of the United States Securities and Exchange Commission ("SEC") (collectively, the "Publicly Available Information"). PoC fully understands all of the risks related to Processa's securities. PoC has carefully considered and has discussed, or has the opportunity to discuss, with PoC legal, tax, accounting and financial advisors, to the extent PoC has deemed necessary, the suitability of an investment in Processa's securities. PoC recognizes that an investment in the Processa's securities involves substantial risks, including the possible loss of the entire amount of such investment.

(ii) PoC acknowledges that (i) PoC has had the opportunity to request copies of any documents, records and books pertaining to this investment and (ii) any such documents, records and books that PoC requested have been made available for inspection by PoC, PoC's attorney, accountant or other advisor(s). PoC has requested, received, reviewed and considered all information it deems relevant in making an informed decision to enter into this Agreement.

(iii) PoC and PoC's advisor(s) have had a reasonable opportunity to ask questions of and receive answers from representatives of Processa and all such questions have been answered to the full satisfaction of PoC.

(e) No Plan of Distribution. PoC will not sell or otherwise transfer Processa's securities without registration under the Securities Act and applicable state securities laws or an applicable exemption therefrom. PoC represents and warrants that PoC is acquiring Processa's securities for PoC's own account, for investment purposes and not with a view toward resale or distribution within the meaning of the Securities Act, except pursuant to sales registered or exempted under the Securities Act. PoC is acquiring Processa's securities in the ordinary course of business. PoC has not offered or sold the Processa's securities being acquired nor does PoC have any present intention of selling, distributing or otherwise disposing of Processa's securities either currently or after the passage of a fixed or determinable period of time or upon the occurrence or non-occurrence of any predetermined event or circumstances in violation of the Securities Act. PoC is aware that (i) Processa's securities are not currently eligible for sale in reliance upon Rule 144 promulgated under the Securities Act and (ii) while Processa will make commercially reasonable efforts to register the Shares after the Registration Filing Date, there is no guarantee that such efforts will be successful and PoC may be required to satisfy the applicable Rule 144 holding period in order to sell or otherwise transfer the Shares. By making these representations herein, PoC is not making any representation or agreement to hold the Shares for any minimum or other specific term and reserves the right to dispose of the Shares at any time in accordance with or pursuant to a registration statement or an available exemption to the registration requirements of the Securities Act.

18. Processa's Representations and Warranties. Processa represents and warrants to PoC the following:

(a) Organization, Good Standing and Qualification. Processa is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to conduct its business as currently conducted. Processa is duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions in which the character of the property owned or leased or the nature of the business transacted by it makes qualification necessary, except where any failure to be so qualified would not, individually or in the aggregate, have a Material Adverse Effect.

(b) Issuance of Securities. The Shares and the shares of common stock underlying the Warrants and their issuance have been duly and validly authorized by all necessary action and no further action is required by Processa in connection therewith. The Shares and the shares of common stock underlying the Warrants, when issued and paid for pursuant to this Agreement, will be validly issued, fully paid and non-assessable securities of Processa.

(c) Authorization; Enforceability. Processa has all corporate right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. All corporate action on the part of Processa necessary for the authorization, execution, delivery and performance of this Agreement by Processa has been taken and no further action is required by Processa in connection therewith. This Agreement has been (or upon delivery will have been) duly executed by Processa and, when delivered in accordance with the terms hereof, will constitute the legal, valid and binding obligation of Processa, enforceable against Processa in accordance with its terms except as limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (iii) laws, or public policy underlying such laws, relating to indemnification and contribution.

(d) No Conflict; Governmental and Other Consents.

(i) The execution and delivery by Processa of this Agreement, the issuance of the Shares by Processa, and the consummation of the transactions contemplated hereby will not result in the violation (i) assuming the accuracy of the representations and warranties of PoC, of any law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to or by which Processa is bound, or (ii) of any provision of the Certificate of Incorporation or Bylaws of Processa, and will not conflict with, or result in a breach or violation of, any of the terms or provisions of, or constitute (with due notice or lapse of time or both) a default under or give to others any rights of termination, amendment, acceleration or cancellation of, any lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which Processa is a party or by which it is bound or to which any of its properties or assets is subject, nor result in the creation or imposition of any lien upon any of the properties or assets of Processa, except in each case to the extent that any such violation, conflict or breach would not be reasonably likely to have a Material Adverse Effect.

(ii) Assuming the accuracy of the representations and warranties of PoC, no consent, approval, authorization or other order of any governmental authority or stock exchange, or other third-party is required to be obtained by Processa in connection with the authorization, execution and delivery of this Agreement or with the authorization, issue and sale of the Shares, except such post-closing filings as may be required to be made with the SEC, and with any state or foreign "Blue Sky" or securities regulatory authority, or as would not be reasonably likely to have a Material Adverse Effect on Processa.

(e) Litigation. There are no pending or, to Processa's knowledge, threatened legal or governmental proceedings against Processa or any of its officers or directors, which, if adversely determined, would individually or in the aggregate be reasonably likely to have a Material Adverse Effect on Processa. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of Processa, threatened against or affecting Processa or any of its officers or directors, wherein an unfavorable decision, ruling or finding could adversely affect the validity or enforceability of, or the authority or ability of Processa to perform its obligations under this Agreement. Neither Processa nor any director or officer thereof (in his or her capacity as such), is or has been the subject of any action involving a

claim or violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. As used anywhere in this Agreement, the phrase "to the knowledge of Processa" or any phrase of similar import shall be deemed to refer to the actual knowledge of David Young, the Company's Chief Executive Officer and Chairman, as well as any other knowledge that Dr. Young would have possessed had he made reasonable inquiry with respect to the matters in question.

(f) Financial Information. Processa's financial statements that appear in the public filings of Processa as filed with the SEC have been prepared in accordance with United States generally accepted accounting principles ("GAAP"), except in the case of unaudited statements or as may be indicated therein or in the notes thereto, applied on a consistent basis throughout the periods indicated and such financial statements fairly present in all material respects the financial condition and results of operations and cash flows of Processa as of the dates and for the periods indicated therein (subject, in the case of unaudited statements, to normal year-end audit adjustments).

(g) Absence of Certain Changes. Other than as publically disclosed in the Publically Available Information, since the date of Processa's most recent financial statements contained in the public filings of Processa as filed with the SEC, (i) there has not occurred any event not disclosed in Processa's Publicly Available Information that individually or in the aggregate has caused a Material Adverse Effect or any occurrence, circumstance or combination thereof that reasonably would be likely to result in a Material Adverse Effect, (ii) Processa has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business or (B) liabilities that would not be required to be reflected in Processa 's financial statements, (iii) Processa has not (A) declared or paid any dividends, (B) amended or changed the Certificate of Incorporation or Bylaws of Processa, or (C) altered its method of accounting or the identity of its auditors and (iv) Processa has not made a material change in officer compensation except in the ordinary course of business consistent with past practice.

(h) Investment Company. Processa is not an "investment company" within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder.

(i) No Violation or Default. Processa is not (i) in violation of any law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court, or (ii) in violation of any provision of its charter or bylaws, or (iii) in violation of or default under any lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which Processa is a party or by which it is bound or to which any of its properties or assets is subject, except in each case to the extent that any such violation or default is disclosed in Processa's Publicly Available Information or would not be reasonably likely to have a Material Adverse Effect.

(j) Taxes. Processa has filed or has valid extensions of the time to file all necessary material federal, state, and foreign income and franchise tax returns due prior to the date hereof and has paid or accrued all taxes shown as due thereon, and Processa has no knowledge of any material tax deficiency which has been or might be asserted or threatened against it which could reasonably be expected to result in a Material Adverse Effect.

(k) Insurance. Processa is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as Processa believes are prudent and customary in the businesses in which Processa is engaged. Processa has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without an increase in cost significantly greater than general increases in cost experienced for similar companies in similar industries with respect to similar coverage.

(l) Intellectual Property Rights and Licenses. Except as disclosed in Processa's Publicly Available Information, Processa owns or possesses adequate rights or licenses to use any and all information, know-how, trade secrets, patents, copyrights, trademarks, service marks, trade names, domain names, software, formulae, methods, processes and other intangible properties ("Intangible Rights") that are of a such nature and significance to its business that the failure to own or have the right to use or derivatize such items individually or in the aggregate would have a Material Adverse Effect. Processa has not received any notice that it is in conflict with or infringing upon the asserted intellectual property rights of others, and neither the use of the Intangible Rights nor the operation of Processa's businesses is infringing or has infringed upon any intellectual property rights of others. Except as disclosed in Processa's Publicly Available Information, all payments have been duly made that are necessary to maintain the Intangible Rights in force. Except as disclosed in Processa's Publicly Available Information, no claims have been made and no claims are threatened, that oppose or challenge the validity, scope or title to any Intangible Right of Processa. Processa has taken reasonable steps to obtain and maintain in force all licenses and other permissions under Intangible Rights of third parties necessary to conduct their businesses as heretofore conducted by them, now being conducted by them or are otherwise reasonably anticipated to be conducted, and Processa is not, has not been and does not anticipate being in material breach of any such license or other permission.

(m) Compliance with Law; Foreign Corrupt Practices. Processa is in compliance with all applicable laws, except for such noncompliance that individually or in the aggregate would not reasonably be likely to have a Material Adverse Effect. Processa has not received any notice of, nor does Processa have any knowledge of, any violation (or of any investigation, inspection, audit or other proceeding by any governmental entity involving allegations of any violation) of any applicable law involving or related to Processa which has not been dismissed or otherwise disposed of that individually or in the aggregate would be reasonably likely to have a Material Adverse Effect. Processa has not received notice or otherwise has any knowledge that Processa is charged with, threatened with or under investigation with respect to, any violation of any applicable law that individually or in the aggregate would reasonably be likely to have a Material Adverse Effect.

(n) Ownership of Property. Except as set forth in Processa's financial statements included in Processa's Publicly Available Information, Processa has (i) good and marketable fee simple title to its owned real property, if any, free and clear of all liens, except for liens which do not individually or in the aggregate have a Material Adverse Effect; (ii) a valid leasehold interest in all leased real property, and each of such leases is valid and enforceable in accordance with its terms (subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy), except as would not be reasonably likely to have a Material Adverse Effect, and (iii) good title to, or valid leasehold interests in, all of its other

material properties and assets free and clear of all liens, except for liens which do not individually or in the aggregate have a Material Adverse Effect.

19. No Improper Purposes. PoC agrees that the money paid to any CRO shall be for budgeted clinical trial expenses only. Such payments will not influence any decision by the CRO or its affiliates and will not be used to secure an improper advantage for Processa.

20. Notices. Any notice or other communication required or permitted to be given or delivered under this Agreement shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered by email prior to 6:30 p.m. Eastern Time on a business day, (b) the next business day after the date of transmission, if such notice or communication is delivered by email on a day that is not a business day or later than 6:30 p.m. Eastern Time on a business day, (c) upon receipt, if sent by an internationally recognized overnight delivery service (with charges prepaid), or (d) upon actual receipt by the party to whom such notice or other communication is required to be given:

(a) if to Processa, to it at:

Processa Pharmaceuticals, Inc.
7380 Coca Cola Drive, Suite 106
Hanover, Maryland 21076
Attention: Wendy Guy
Email: wguy@processapharmaceuticals.com

or such other address as it shall have specified to PoC in writing, with a copy (which shall not constitute notice) to:

Foley & Lardner LLP
One Independent Drive, Suite 1300
Jacksonville, Florida 32202
Attention: Michael Kirwan, Esq.
Email: mkirwan@foley.com

(b) if to PoC, to it at:

PoC Capital, LLC
2995 Woodside Rd, Suite 400-121
Woodside, CA 94062
Attention: Daron Evans
Email: daron@poccap.com

21. No Third Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any person other than the parties hereto and their respective successors and permitted assigns.

22. Waivers. Failure of any party to exercise any right or remedy under this Agreement or delay by a party in exercising such right or remedy, will not operate as a waiver thereof. No waiver by a party will be effective unless and until it is in writing and signed by such party.

23. Governing Law. This Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of Delaware. Each party hereby agrees to submit to the jurisdiction of the courts of Howard County in the State of Maryland with respect to any proceeding arising out of or relating to this Agreement, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

24. Modification. If any provision of this Agreement is held to be invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed modified to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provisions hereof.

25. Entire Agreement. This Agreement, together with the agreements and documents executed and delivered in connection with this Agreement, constitutes the entire agreement between the parties hereto with respect to the subject matter hereof.

26. Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

27. Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

28. Amendments. No provision of this Agreement may be amended other than by an instrument in writing signed by Processa and PoC. No provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought.

29. Survival of Representations and Warranties. The representations and warranties of the parties contained herein or in any other agreements or documents executed in connection herewith shall survive the Closing.

30. Further Acts and Cooperation. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other

agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

[Signature Page Follows.]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the date first above written.

Processa Pharmaceuticals, Inc.

By: ______________________
Name: David Young
Title: Chief Executive Officer

PoC Capital, LLC

By: ______________________
Name: Daron Evans
Title: Managing Director

EXHIBIT A

Form of Warrant

EXHIBIT B

Form of Pledge Agreement